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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                           ---------------------------

                                   FORM 8-A/A
                                (Amendment No. 1)

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

                               GENZYME CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)



            MASSACHUSETTS                               06-1047163
----------------------------------------   ------------------------------------
(State of Incorporation or Organization)   (I.R.S. Employer Identification No.)


ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS                  02139
--------------------------------------------        ---------------------------
  (Address of Principal Executive Offices)                  (Zip Code)


                           ---------------------------


If this Form relates to the               If this Form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective pursuant    Exchange Act and is effective pursuant
to General Instruction A.(c), please      to General Instruction A.(d), please
check the following Box.  [  ]            check the following box.  [X]


Securities Act Registration Statement file number to which this form relates: ____________________
           (if applicable)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

     Title of Each Class                   Name of Each Exchange on Which
     to be so Registered                   Each Class is to be Registered
     -------------------                   ------------------------------
            None                                         None



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

             GENZYME GENERAL DIVISION COMMON STOCK, $0.01 PAR VALUE
          GENZYME TISSUE REPAIR DIVISION COMMON STOCK, $0.01 PAR VALUE
        GENZYME MOLECULAR ONCOLOGY DIVISION COMMON STOCK, $0.01 PAR VALUE
        -----------------------------------------------------------------
                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

         The Registration Statement on Form 8-A (the "Registration Statement") filed by Genzyme Corporation (the "Registrant") on June 18, 1997 is hereby amended by deleting in their entirety Items 1 and 2 of the Registration Statement and replacing such items with the following:

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of Genzyme General Division Common Stock (the "GENZ Stock"), Genzyme Molecular Oncology Division Common Stock (the "GZMO Stock") and Genzyme Tissue Repair Division Common Stock (the "GZTR Stock") registered hereby is contained under Item 5 of the Registrant's Current Report on Form 8-K (File No. 0-14680) filed with the Securities and Exchange Commission (the "Commission") on June 30, 2000 and is hereby incorporated herein by reference. That description of the GENZ Stock, GZMO Stock and GZTR Stock is qualified in its entirety by reference to the more complete description of the terms of such securities as contained in the Registrant's Restated Articles of Organization, which is filed as Exhibit 1 to this Registration Statement and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

Exhibit No.                                 Description

1. Restated Articles of Organization of the Registrant. Filed as Exhibit 1 to the Registrant's Current Report on Form 8-K (File No. 0-14680) filed with the Commission on June 30, 2000 ("June 2000 Form 8-K") and incorporated herein by reference.

2. By-Laws of the Registrant. Filed as Exhibit 3.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999. (File No. 0-14680), and incorporated herein by reference.

3. Management and Accounting Policies Governing the Relationship of Genzyme Divisions. Filed as Exhibit 3 to the Registrant's
      June 2000 Form 8-K, and incorporated herein by reference.





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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  GENZYME CORPORATION


Date:  June 30, 2000              By: /s/ Michael S. Wyzga
                                      --------------------------------------
                                      Name:  Michael S. Wyzga
                                      Title: Senior Vice President,
                                             Finance and Chief Financial Officer




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                                  Exhibit List

Exhibit No.                       Description

1. Restated Articles of Organization of the Registrant. Filed as Exhibit 1 to the Registrant's Current Report on Form 8-K (File No. 0-14680) filed with the Commission on June 30, 2000 ("June 2000 Form 8-K") and incorporated herein by reference.

2. By-Laws of the Registrant. Filed as Exhibit 3.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999. (File No. 0-14680), and incorporated herein by reference.

3. Management and Accounting Policies Governing the Relationship of Genzyme Divisions. Filed as Exhibit 3 to the Registrant's June 2000 Form 8-K, and incorporated herein by reference.